SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 3000 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

                On October 28, 2004, the registrant issued a news release regarding its Third Quarter 2004 results, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference, and the Company’s Third Quarter 2004 Statistical Supplement is furnished as Exhibit 99.2 and is incorporated herein by reference.

                The registrant is using this Current Report to satisfy its filing obligations pursuant to Rule 425 under the Securities Act of 1933, as amended, regarding written communications. Investors and security holders are urged to read the following documents filed with the SEC, as amended from time to time, relating to the proposed exchange offer because they contain important information: (1) the registration statement on Form S-4 (File No. 333-119435), and (2) The Schedule TO (File No. 005-53303). These and any other documents relating to the proposed exchange offer, when they are filed with the SEC, may be obtained free at the SEC’s Web site at www.sec.gov.

                Except as stated below, the information, including Exhibit 99.1 attached hereto, furnished under this Item 2.02 shall be deemed “filed” for the purposes of the Securities Exchange Act of 1934, as amended. The information contained in Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

                (c) The exhibits accompanying this report are listed in the Index to Exhibits on page E-1, which is incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: October 28, 2004	By: /s/ William E. Hitselberger
William E. Hitselberger
Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Number	Description	Method of Filing

99.1	PMA Capital Corporation news release dated October 28, 2004 [1]	Filed herewith

99.2	PMA Capital Corporation Third Quarter 2004 Statistical Supplement	Filed herewith

_________________

1 Deemed "filed" pursuant to General Instruction B.2. of Form 8-K.

E-1